Second Quarter Earnings Review ™ July 30, 2026

Disclosures Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our goals, plans and projections with respect to our operations, financial position and business strategy. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," “maintain,” "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the possibility that costs, difficulties or disruptions related to the integration of Brigit operations into our other operations will be greater than expected; (2) the possibility that the anticipated benefits from the Brigit acquisition may not be fully realized or may take longer to realize than expected; (3) our ability to (i) effectively adjust to changes in the composition of our offerings and product mix as a result of acquiring Brigit and continue to maintain the quality of existing offerings and (ii) successfully introduce other new product or service offerings on a timely and cost-effective basis; (4) changes in our future cash requirements as a result of the Brigit acquisition, whether caused by unanticipated increases in capital expenditures or working capital needs, unanticipated liabilities or otherwise; (5) the general strength of the economy and other economic conditions affecting consumer preferences, spending and payment behaviors, including the availability of credit to the Company's target consumers and to other consumers, impacts from continued or renewed inflation, central bank monetary policy initiatives to address inflation concerns and a possible recession or slowdown in economic growth, (6) the impacts of legal, regulatory and enforcement matters affecting our industries or Company; and (7) the other risks detailed from time to time in the reports filed by us with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as well as subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Use of Non-GAAP Financial Measures This communication contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net earnings or loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis), (2) Adjusted EBITDA (net earnings before interest, taxes, stock-based compensation, depreciation and amortization, as adjusted for special items) on a consolidated and segment basis, (3) Net debt (outstanding debt less cash and cash equivalents), and (4) Net leverage ratio (outstanding debt less cash and cash equivalents divided by trailing twelve months Adjusted EBITDA). “Special items” refers to certain gains and charges we view as extraordinary, unusual or non- recurring in nature or which we believe do not reflect our core business activities. Special items are reported as Other Gains and Charges in our Consolidated Statements of Operations. For the periods presented herein, these special items are described in the quantitative reconciliation tables included in the appendix of this presentation. Because of the inherent uncertainty related to these special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort. These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision-making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our Company that may not be shown solely by comparisons of GAAP measures. Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for, or superior to, GAAP financial measures, and they should be read together with our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names. Note that all sources in this presentation are from Company reports and Company estimates unless otherwise noted.

Our Mission Elevating Financial Opportunity for All Empowering underserved consumers with seamless, holistic financial tools to improve their financial lives.

Upbound: A Growing, Digital-First Platform Upbound is a technology and data-driven leader in innovative financial solutions for millions of underserved customers that provides industry-leading lease-to- own platforms and a subscription-based financial wellness app through its operating segments: Brigit, Acima, and Rent-A-Center Complementary financial solutions Delivered virtually with increasing scale Paired with prudent risk management Provides foundation for earning growth Focus on innovative solutions dedicated to underserved consumers, providing them with access and choice across their financial journey Acima and Brigit's digital models expand access to more consumers through over 35k retailer locations, growing DTC marketplace, and top-rated fintech platform Disciplined, tactical approach to underwriting and risk management enables responsible growth Top-line growth paired with focus on efficiency drives opportunities for robust earnings growth

Q2 Consolidated Financial Highlights $1.2 billion $21.6 million $0.37 Consolidated Revenue Net Income GAAP Diluted EPS +0.5% y/y +$6.1 million y/y +$0.11 y/y $123.3 million $127.0 million $1.07 Net Cash Provided by Operating Activities Adjusted EBITDA1 Non-GAAP Diluted EPS1 -4.6% y/y -$0.05 y/y +$97.2 million y/y 1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.

Quarterly Consolidated Financial Trends Revenue ($M) Net Income ($M) Y/Y ∆ Y/Y ∆ 8% 9% 11% 4% 1% -54% -57% -36% 44% 39% Non-GAAP Diluted EPS1 Adjusted EBITDA1 ($M) Y/Y ∆ Y/Y ∆ 8% 5% -4% 8% -4% 7% 6% 3% 8% -5% 1 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.

Upbound Segments at a Glance

upbound

Three Interlocking Engines: Subscription FinTech, Virtual Lease-to-Own, Cash-Generative Rent-to-Own

brigit

- Acquired by Upbound in Q1 2025
- Industry-leading financial wellness tools that utilize AI-powered cash flow data insights
- Subscription offering provides access to innovative product offerings, including earned wage access/cash advance, credit building, budgeting and financial literacy tools acima

- Virtual lease-to-own platform
- Digital model expands access to more consumers through 35k+ retailer locations and expanding direct-to-consumer marketplace
- Diverse merchant base supports resilience when demand varies across categories

RAC Rent-A-Center

- Durable, resilient rent-to-own business model proven through 50+ year operating history
- Over 2,100 stores in the U.S. and Mexico
- Strong cash flow generation, enabling Upbound to fund growth opportunities across segments

Three core brands addressing the needs of underserved consumers across their financial journey

Brigit Quarterly Highlights Revenue ($M) Paying Users1 (000s) Revenue by Source Net Advance Loss Rate2 ARPU3 *Upbound acquired Brigit on January 31, 2025. 1 Brigit Paying Users: Represents Brigit customers who have an active Plus or Premium account, not delinquent (not 45 days past due) on a cash advance, and made at least 1 of the last 2 subscription payments. 2 Net Advance Loss: Represents charge-offs of customer cash advances that are 45+ days past due as a percentage of total cash advances originated in the period. 3 ARPU: Average monthly revenue per Brigit Paying User, where Brigit Paying User is defined as in footnote 1 above.

Acima Quarterly Highlights Revenue ($M) GMV1 ($M) Rental Revenue by Product Category Y/Y 12% 10% 9% 2% -2% Y/Y 16% 11% 0% -6% -11% Lease Charge Off2 Rate Adjusted EBITDA3 ($M) Y/Y -30 bps +50 bps +110 bps -10 bps -50 bps Y/Y 15% 0% 7% 4% 5% 1 The Company defines Gross Merchandise Volume (GMV) as the retail value in U.S. dollars of merchandise acquired by the Acima segment that is leased to customers through a transaction that occurs within a defined period, net of estimated cancellations as of the measurement date. 2 Lease Charge-Offs (LCOs): Represents charge-offs of the net book value of unrecoverable on-rent merchandise with lease-to-own customers who are past due. This is typically expressed as a percentage of revenues for the applicable period. 3 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.

Rent-A-Center Quarterly Highlights Revenue ($M) Portfolio Value1 Per Store Average ($000s) Rental Revenue by Product Category Y/Y -7% -5% 0% -2% 0% YY -5% -2% 1% 1% 4% Lease Charge-Off2 Rate Adjusted EBITDA3 ($M) Y/Y +50 bps -20 bps -10bps +10 bps +30 bps Y/Y -17% -5% -13% -6% -8% 1 2 3 Lease Portfolio Value: Represents same-store aggregate dollar value of the expected monthly rental income associated with current active lease agreements from our Company-owned Rent-A-Center lease-to-own stores and e-commerce platform at the end of any given period. For the Rent-A-Center segment, LCOs exclude Get-It-Now, Home Choice, and Franchise-owned Rent-A-Center locations. Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.

Q2 Capital Allocation & Quarter-End Financial Position $123.3 million $487.0 million $1.3 billion Net Cash Provided by Operating Activities Liquidity1 Net Debt2 $15.5 million $22.9 million 2.6x Capital Expenditures Dividends Paid Net Leverage Ratio3 Net cash provided by operating activities, capital expenditures, and dividends paid represent expenditures for the full quarter. Liquidity, net debt, and leverage ratio are as of quarter-end. 1 Liquidity represents cash and cash equivalents plus revolving credit availability at period-end. 2 Net debt is defined as outstanding debt less cash and cash equivalents. Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 3 Net leverage ratio is defined as outstanding debt less cash and cash equivalents divided by trailing twelve months Adjusted EBITDA, which is a Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.

Full Year and Q3 2026 Guidance The Company reaffirms EBITDA & EPS FY 2026 guidance, while tightening revenue guidance, and providing guidance for Q3 2026 Consolidated Guidance1 Full Year 2026 Third Quarter 2026 Revenues ($B) $4.70 - $4.85 $500 - $535 $4.00 - $4.35 $1.05 - $1.15 $105 - $115 $0.85 - $0.95 Adj. EBITDA Excluding SBC ($M)2 Non-GAAP Diluted Earnings Per Share2 1.Consolidated includes Brigit, Acima, Rent-A-Center, Mexico, and Corporate Segments. 2.Non-GAAP financial measure. See descriptions elsewhere in this presentation.

Appendix

Reconciliation of Operating Profit to Non-GAAP Operating Profit, Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share

upbound

	For the Three Months Ended June 30, 2026					
(in thousands)	Gross Profit	Operating Profit	Earnings Before Income Tax	Tax Expense	Net Earnings	Diluted Earnings per Share
GAAP Results	$ 594,838	$ 54,259	$ 29,258	$ 7,674	$ 21,584	$ 0.37
Plus: Special Items[1]						
Acima acquired assets depreciation and amortization[2]	—	14,944	14,944	4,731	10,213	0.17
Acima fraudulent lease-to-own contract losses[3]	—	13,255	13,255	4,198	9,057	0.15
Brigit equity consideration vesting[4]	—	12,197	12,197	—	12,197	0.21
Brigit acquired assets depreciation and amortization[5]	—	6,216	6,216	1,969	4,247	0.07
Brigit replacement awards and other compensation[6]	—	4,435	4,435	1,405	3,030	0.05
Store consolidation[7]	—	3,965	3,965	1,256	2,709	0.05
Legal matters[8]	—	(1,061)	(1,061)	(336)	(725)	(0.01)
Labor reduction costs	—	524	524	166	358	0.01
Other	—	(48)	(48)	(15)	(33)	—
Non-GAAP Adjusted Results	$ 594,838	$ 108,686	$ 83,685	$ 21,048	$ 62,637	$ 1.07

(1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 3 of our earnings release.

(2) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $3.9 million related to the fair value of acquired software assets.

(3) Includes fraudulent lease-to-own contract contract losses related to cybersecurity incidents within our Acima segment as disclosed in our Form 8-K filed on July 22, 2026.

(4) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(5) Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.4 million related to the fair value of acquired software assets.

(6) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.

(7) Includes $1.7 million in disposal of fixed assets, $1.6 million in lease impairment charges and $0.7 million in other miscellaneous shutdown and holding costs related to 69 Rent-A-Center closed stores.

(8) Includes net expenses of $(1.5) million related to estimated legal accruals and $0.45 million in litigation and defense expenses.

Reconciliation of Operating Profit to Non-GAAP Operating Profit, Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share

upbound

	Three Months Ended June 30, 2025					
(in thousands)	Gross Profit	Operating Profit	Earnings Before Income Tax	Tax Expense	Net Earnings	Diluted Earnings per Share
GAAP Results	$ 571,825	$ 50,734	$ 22,849	$ 7,364	$ 15,485	$ 0.26
Plus: Special Items[1]						
Legal matters[2]	—	32,516	32,516	8,393	24,123	0.41
Acima acquired assets depreciation and amortization[3]	—	14,900	14,900	3,846	11,054	0.2
Brigit equity consideration vesting[4]	—	6,405	6,405	—	6,405	0.11
Brigit acquired assets depreciation and amortization[5]	—	6,216	6,216	1,604	4,612	0.08
Brigit replacement awards and other compensation[6]	—	4,977	4,977	1,285	3,692	0.06
Asset impairment	—	206	206	53	153	—
Brigit transaction costs	—	(109)	(109)	(28)	(81)	—
Other[7]	—	351	351	91	260	—
Non-GAAP Adjusted Results	$ 571,825	$ 116,196	$ 88,311	$ 22,608	$ 65,703	$ 1.12

(1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 3 of our earnings release for the three months ended June 30, 2025.

(2) Includes expenses of $31.7 million related to estimated legal accruals and $0.8 million in litigation and defense expenses primarily related to our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation and the previously disclosed McBurnie class action, which was settled in 2025 and fully paid in April 2026.

(3) Includes amortization expense of approximately $11.0 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $3.9 million related to the fair value of acquired software assets.

(4) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(5) Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.3 million related to the fair value of acquired software assets.

(6) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.

(7) Primarily includes shutdown and holding expenses related to store closures and severance.

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

upbound

	For the Three Months Ended June 30, 2026					
(in thousands)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Net earnings (loss)	$ 73,443	$ 54,658	$ 7,512	$ (272)	$ (113,757)	$ 21,584
Plus: Interest expense, net	—	—	—	—	25,001	25,001
Plus: Income tax expense	—	—	—	—	7,674	7,674
Operating profit (loss)	73,443	54,658	7,512	(272)	(81,082)	54,259
Plus: Depreciation and amortization	373	4,592	27	673	8,258	13,923
Plus: Stock-based compensation	—	—	—	—	4,430	4,430
Plus: Special Items[1]						
Acima acquired assets depreciation and amortization[2]	10,972	—	—	—	3,972	14,944
Acima fraudulent lease-to-own contract losses[3]	13,255	—	—	—	—	13,255
Brigit equity consideration vesting[4]	—	—	—	—	12,197	12,197
Brigit acquired assets depreciation and amortization[5]	—	—	3,891	—	2,325	6,216
Brigit replacement awards and other compensation[6]	—	—	368	—	4,067	4,435
Store consolidation[7]	—	3,965	—	—	—	3,965
Legal matters[8]	—	—	—	—	(1,061)	(1,061)
Labor reduction costs	—	6	—	—	518	524
Other	—	(47)	—	—	(1)	(48)
Adjusted EBITDA	$ 98,043	$ 63,174	$ 11,798	$ 401	$ (46,377)	$ 127,039

[1] Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 3 of our earnings release.
[2] Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $3.9 million related to the fair value of acquired software assets.
[3] Includes fraudulent lease-to-own contract contract losses related to cybersecurity incidents within our Acima segment as disclosed in our Form 8-K filed on July 22, 2026.
[4] Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.
[5] Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.4 million related to the fair value of acquired software assets.
[6] Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.
[7] Includes $1.7 million in disposal of fixed assets, $1.6 million in lease impairment charges and $0.7 million in other miscellaneous shutdown and holding costs related to 69 Rent-A-Center closed stores. Includes net expenses of $(1.5) million related to estimated legal accruals and $0.45 million in litigation and defense expenses.
[8] Includes net expenses of $(1.5) million related to estimated legal accruals and $0.45 million in litigation and defense expenses.

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

upbound

	Three Months Ended March 31, 2026					
(in thousands)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Net earnings (loss)	$ 77,266	$ 62,276	$ 18,563	$ (92)	$ (122,224)	$ 35,789
Plus: Interest expense, net	—	—	—	—	26,167	26,167
Plus: Income tax expense	—	—	—	—	15,482	15,482
Operating profit (loss)	77,266	62,276	18,563	(92)	(80,575)	77,438
Plus: Depreciation and amortization	404	5,010	26	633	8,066	14,139
Plus: Stock-based compensation	—	—	—	—	6,059	6,059
Plus: Special Items[1]						
Acima acquired assets depreciation and amortization[2]	10,972	—	—	—	3,972	14,944
Brigit acquired assets depreciation and amortization[3]	—	—	3,891	—	2,325	6,216
Brigit replacement awards and other compensation[4]	—	—	440	—	5,055	5,495
Brigit equity consideration vesting[5]	—	—	—	—	4,716	4,716
Legal matters[6]	—	—	—	—	4,053	4,053
Labor reduction costs	—	320	—	—	1,339	1,659
Asset impairment and disposal	—	—	—	—	1,505	1,505
Other	—	(205)	—	—	40	(165)
Adjusted EBITDA	$ 88,642	$ 67,401	$ 22,920	$ 541	$ (43,445)	$ 136,059

(1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of our earnings release for the three months ended March 31, 2026.
(2) Includes amortization expense of approximately $11.0 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets.
(3) Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.3 million related to the fair value of acquired software assets.
(4) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.
(5) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.
(6) Includes expenses of $3.5 million related to estimated legal accruals and $0.5 million in litigation and defense expenses.

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

upbound

	Three Months Ended December 31, 2025					
(in thousands)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Net earnings (loss)	$ 75,573	$ 63,685	$ 6,786	$ 977	$ (127,278)	$ 19,743
Plus: Interest expense, net	—	—	—	—	27,384	27,384
Plus: Income tax expense	—	—	—	—	10,118	10,118
Operating profit (loss)	75,573	63,685	6,786	977	(89,776)	57,245
Plus: Depreciation and amortization	363	5,416	26	581	7,438	13,824
Plus: Stock-based compensation	—	—	—	—	4,739	4,739
Plus: Special Items[1]						
Legal matters[2]	—	—	—	—	20,666	20,666
Acima acquired assets depreciation and amortization[3]	10,929	—	—	—	3,971	14,900
Brigit acquired assets depreciation and amortization[4]	—	—	3,891	—	2,325	6,216
Brigit equity consideration vesting[5]	—	—	—	—	4,432	4,432
Brigit replacement awards and other compensation[6]	—	—	383	—	3,363	3,746
Asset impairment[7]	—	1,174	—	—	—	1,174
Brigit transaction costs	—	—	—	—	25	25
Other	—	(1,068)	—	—	—	(1,068)
Adjusted EBITDA	$ 86,865	$ 69,207	$ 11,086	$ 1,558	$ (42,817)	$ 125,899

[1] Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of our earnings release for the three and twelve months ended December 31, 2025.
[2] Includes expenses of $19.7 million related to estimated legal accruals and $0.9 million in litigation and defense expenses primarily related to our Multi-State Attorneys' General regulatory investigation, a recently settled patent infringement lawsuit, and our current regulatory lawsuit with the New York Attorney General.
[3] Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets.
[4] Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.3 million related to the fair value of acquired software assets.
[5] Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.
[6] Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.
[7] Primarily includes lease impairment related to the closure of certain refranchised stores.

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

upbound

	Three Months Ended September 30, 2025					
(in thousands)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Net earnings (loss)	$ 63,687	$ 56,420	$ 4,569	$ 1,314	$ (112,769)	$ 13,221
Plus: Interest expense, net	—	—	—	—	27,989	27,989
Plus: Income tax expense	—	—	—	—	6,649	6,649
Plus: Debt refinancing charges	—	—	—	—	4,894	4,894
Operating profit (loss)	63,687	56,420	4,569	1,314	(73,237)	52,753
Plus: Depreciation and amortization	386	5,223	20	549	6,722	12,900
Plus: Stock-based compensation	—	—	—	—	4,537	4,537
Plus: Special Items[1]						
Acima acquired assets depreciation and amortization[2]	10,929	—	—	—	3,971	14,900
Legal matters[3]	—	—	—	—	12,612	12,612
Asset impairment[4]	—	11,583	—	—	—	11,583
Brigit acquired assets depreciation and amortization[5]	—	—	3,891	—	2,325	6,216
Brigit equity consideration vesting[6]	—	—	—	—	5,101	5,101
Brigit replacement awards and other compensation[7]	—	—	800	—	3,695	4,495
Brigit transaction costs	—	—	—	—	551	551
Other[8]	—	1,483	—	—	(3,570)	(2,087)
Adjusted EBITDA	$ 75,002	$ 74,709	$ 9,280	$ 1,863	$ (37,293)	$ 123,561

(1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 3 of our earnings release for the three months ended September 30, 2025.

(2) Includes amortization expense of approximately $10.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets.

(3) Includes expenses of $8.9 million related to estimated legal accruals and $3.8 million in litigation and defense expenses primarily related to our Multi-State Attorneys' General regulatory investigation, a recently settled patent infringement lawsuit, and our current regulatory lawsuit with the New York Attorney General.

(4) Primarily includes lease impairment related to the closure of certain refranchised stores.

(5) Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.3 million related to the fair value of acquired software assets.

(6) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(7) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.

(8) Primarily includes interest income on tax refunds for prior years received in 2025 and shutdown and holding costs related to store closures and severance.

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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(in thousands)	Three Months Ended June 30, 2025					
	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Net earnings (loss)	$ 82,003	$ 63,001	$ 10,472	$ 1,936	$ (141,927)	$ 15,485
Plus: Interest expense, net	—	—	—	—	27,885	27,885
Plus: Income tax expense	—	—	—	—	7,364	7,364
Operating profit (loss)	82,003	63,001	10,472	1,936	(106,678)	50,734
Plus: Depreciation and amortization	353	5,238	18	484	6,890	12,983
Plus: Stock-based compensation	—	—	—	—	4,021	4,021
Plus: Special Items[1]						
Legal matters[2]	—	—	—	—	32,516	32,516
Acima acquired assets depreciation and amortization[3]	10,929	—	—	—	3,971	14,900
Brigit equity consideration vesting[4]	—	—	—	—	6,405	6,405
Brigit acquired assets depreciation and amortization[5]	—	—	3,891	—	2,325	6,216
Brigit replacement awards and other compensation[6]	—	—	—	—	4,977	4,977
Asset impairment	—	—	—	—	206	206
Brigit transaction costs	—	—	—	—	(109)	(109)
Other[7]	—	157	—	—	194	351
Adjusted EBITDA	$ 93,285	$ 68,396	$ 14,381	$ 2,420	$ (45,282)	$ 133,200

(1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 3 of our earnings release for the three months ended June 30, 2025.

(2) Includes expenses of $31.7 million related to estimated legal accruals and $0.8 million in litigation and defense expenses primarily related to our current regulatory lawsuit with the New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation and the previously disclosed McBurnie class action, which was settled in 2025 and fully paid in April 2026.

(3) Includes amortization expense of approximately $11.0 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $3.9 million related to the fair value of acquired software assets.

(4) Represents stock compensation expense related to common stock issued to Brigit employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(5) Includes amortization expense of approximately $3.9 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $2.3 million related to the fair value of acquired software assets.

(6) Includes amortization expense for Brigit replacement awards and other compensation related to the Brigit acquisition.

(7) Primarily includes shutdown and holding expenses related to store closures and severance.

Supplemental Segment Performance Details – GAAP

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For the Three Months Ended June 30, 2026

(in millions)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Revenue						
Rentals and fees	$ 477.7	$ 405.3	$ —	$ 20.8	$ —	$ 903.7
Merchandise sales	125.6	56.2	—	1.1	—	182.8
Subscriptions and fees	—	—	71.1	—	—	71.1
Other	0.3	4.9	—	0.5	—	5.7
Total revenue	$ 603.5	$ 466.4	$ 71.1	$ 22.4	$ —	$ 1,163.4

Three Months Ended June 30, 2025

(in millions)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Revenue						
Rentals and fees	$ 486.8	$ 399.4	$ —	$ 18.4	$ —	$ 904.6
Merchandise sales	131.6	59.7	—	0.9	—	192.2
Subscriptions and fees	—	—	51.9	—	—	51.9
Other	0.6	8.0	—	0.2	—	8.8
Total revenue	$ 619.0	$ 467.1	$ 51.9	$ 19.6	$ —	$ 1,157.5

For the Three Months Ended June 30, 2026

(in millions)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Cost of revenues						
Cost of rentals and fees	$ 244.7	$ 100.1	$ —	$ 5.8	$ —	$ 350.6
Cost of merchandise sold	160.7	49.4	—	0.9	—	210.9
Cost of subscriptions and fees	—	—	7.1	—	—	7.1
Total cost of revenues	$ 405.4	$ 149.4	$ 7.1	$ 6.7	$ —	$ 568.6

Three Months Ended June 30, 2025

(in millions)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Cost of revenues						
Cost of rentals and fees	$ 251.1	$ 102.1	$ —	$ 4.9	$ —	$ 358.1
Cost of merchandise sold	172.9	48.1	—	0.7	—	221.7
Cost of subscriptions and fees	—	—	6.0	—	—	6.0
Total cost of revenues	$ 424.0	$ 150.2	$ 6.0	$ 5.6	$ —	$ 585.7

For the Three Months Ended June 30, 2026

(in millions)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Operating expenses						
Operating labor expense	$ 23.9	$ 121.4	$ 1.5	$ 5.5	$ —	$ 152.3
Non-labor operating expenses	75.7	128.5	48.8	7.3	—	260.3
General and administrative expenses	0.5	3.9	1.9	2.5	51	59.7
Depreciation and amortization	0.4	4.6	—	0.7	8.3	13.9
Other gains and charges	24.2	3.9	4.3	—	22.0	54.4
Total operating expenses	$ 124.7	$ 262.3	$ 56.5	$ 16.0	$ 81.1	$ 540.6

Three Months Ended June 30, 2025

(in millions)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Operating expenses						
Operating labor expense	$ 24.4	$ 119.1	$ 1.1	$ 4.5	$ —	$ 149.1
Non-labor operating expenses	76.7	119.5	28.3	5.6	—	230.1
General and administrative expenses	0.6	9.9	2.2	1.5	49.3	63.4
Depreciation and amortization	0.4	5.2	—	0.5	6.9	13.0
Other gains and charges	10.9	0.2	3.9	—	50.5	65.5
Total operating expenses	$ 113.0	$ 254.0	$ 35.4	$ 12.0	$ 106.7	$ 521.1

For the Three Months Ended June 30, 2026

(in millions)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Capital expenditures	$ 0.5	$ 5.7	$ —	$ 0.9	$ 8.4	$ 15.5

Three Months Ended June 30, 2025

(in millions)	Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Capital expenditures	$ 0.1	$ 5.6	$ 0.3	$ 1.1	$ 11.1	$ 18.2

Supplemental Segment Performance Details – Including Non-GAAP Adjustments

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(in millions)	For the Three Months Ended June 30, 2026 Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Revenue						
Rentals and fees	$477.7	$405.3	$—	$20.8	$—	$903.7
Merchandise sales	125.6	56.2	—	1.1	—	182.8
Subscriptions and fees	—	—	71.1	—	—	71.1
Other	0.3	4.9	—	0.5	—	5.7
Total revenue	$603.5	$466.4	$71.1	$22.4	$—	$1,163.4

(in millions)	Three Months Ended June 30, 2025 Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Revenue						
Rentals and fees	$486.8	$399.4	$—	$18.4	$—	$904.6
Merchandise sales	131.6	59.7	—	0.9	—	192.2
Subscriptions and fees	—	—	51.9	—	—	51.9
Other	0.6	8.0	—	0.2	—	8.8
Total revenue	$619.0	$467.1	$51.9	$19.6	$—	$1,157.5

(in millions)	For the Three Months Ended June 30, 2026 Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Cost of revenues						
Cost of rentals and fees	$244.7	$100.1	$—	$5.8	$—	$350.6
Cost of merchandise sold	160.7	49.4	—	0.9	—	210.9
Cost of subscriptions and fees	—	—	7.1	—	—	7.1
Total cost of revenues	$405.4	$149.4	$7.1	$6.7	$—	$568.6

(in millions)	Three Months Ended June 30, 2025 Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Cost of revenues						
Cost of rentals and fees	$251.1	$102.1	$—	$4.9	$—	$358.1
Cost of merchandise sold	172.9	48.1	—	0.7	—	221.7
Cost of subscriptions and fees	—	—	6.0	—	—	6.0
Total cost of revenues	$424.0	$150.2	$6.0	$5.6	$—	$585.7

(in millions)	For the Three Months Ended June 30, 2026 Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Operating expenses						
Operating labor expense	$23.9	$121.4	$1.5	$5.5	$—	$152.3
Non-labor operating expenses	75.7	128.5	48.8	7.3	—	260.3
General and administrative expenses	0.5	3.9	1.9	2.5	50.8	59.7
Depreciation and amortization	0.4	4.6	—	0.7	8.3	13.9
Other gains and charges[1]	—	—	—	—	—	—
Total operating expenses	$100.5	$258.4	$52.3	$16.0	$59.1	$486.2

[1]For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 14 and 16 of this presentation.

(in millions)	Three Months Ended June 30, 2025 Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Operating expenses						
Operating labor expense	$24.4	$119.1	$1.1	$4.5	$—	$149.1
Non-labor operating expenses	76.7	119.5	28.3	5.6	—	230.1
General and administrative expenses	0.6	9.9	2.2	1.5	49.3	63.4
Depreciation and amortization	0.4	5.2	0.0	0.5	6.9	13.0
Other gains and charges[1]	—	—	—	—	—	—
Total operating expenses	$102.1	$253.8	$31.5	$12.0	$56.2	$455.6

[1]For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 15 and 20 of this presentation.

(in millions)	For the Three Months Ended June 30, 2026 Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Capital expenditures	$0.5	$5.7	$—	$0.9	$8.4	$15.5

(in millions)	Three Months Ended June 30, 2025 Acima	Rent-A-Center	Brigit	Mexico	Corporate	Consolidated
Capital expenditures	$0.1	$5.6	$0.3	$1.1	$11.1	$18.2

Consolidated Net Leverage Ratio Q2 2026 (in millions, except net leverage ratio) Outstanding debt Less: Cash and cash equivalents Net debt Adjusted EBITDA(1) Q3 2025 Q4 2025 Q1 2026 Q2 2026 $ $ 1,438.4 105.3 1,333.1 123.6 125.9 136.1 127.0 512.6 Last twelve months Adjusted EBITDA Net leverage ratio 2.6 x (1) Refer to Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment) tables on pages 16 through 19 for additional details of Adjusted EBITDA.

Reconciliation of Net Earnings to Net Earnings Excluding Special Items, Non-GAAP Diluted Earnings Per Share and Adjusted EBITDA Three Months Ended September 30, 2025 December 31, 2025 March 31, 2026 (in thousands) Net earnings Plus: Debt refinancing charges Plus: Special Items(1) Less: Adjusted tax expense Net Earnings excluding Special Items $ 13,221 4,894 53,371 12,494 58,992 $ 19,743 $ 35,789 — 50,091 10,671 59,163 — 38,423 10,538 63,674 $ $ $ $ $ $ Diluted weighted average shares Non-GAAP diluted earnings per share 58,890 1.00 58,537 1.01 58,846 1.08 (1) Additional details of Special Items are included in the Reconciliation of Net Earnings to Adjusted EBITDA (Consolidated and by Segment) tables of our quarterly investor presentations for their respective periods, which can be found on the Company's investor relations website.